UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2022

Otonomy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36591	26-2590070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4796 Executive Drive San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(619) 323-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OTIC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

Following Otonomy, Inc.’s (the “Company”) previously announced plans to pause its product development activities and take other steps to reduce costs in order to preserve its cash resources, and in connection with the planned Dissolution (as defined below), the Company has reduced its workforce, including the termination of all employees, effective as of December 15, 2022 (the “Reduction”).

The Company estimates that it will incur aggregate charges of approximately $5.0 million for severance and other employee termination-related costs in the fourth quarter of 2022.

The costs that the Company expects to incur are subject to a number of assumptions, and actual results may differ from the Company’s original estimate. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, these actions. If the Company subsequently determines that it will incur additional significant costs associated with these actions, it will amend this Current Report on Form 8-K to disclose such information.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2022, in connection with the Reduction, David A. Weber, Ph.D., President and Chief Executive Officer, Paul E. Cayer, Chief Financial Officer and Chief Business Officer, and Alan C. Foster, Ph.D., Chief Scientific Officer, terminated employment with the Company. Dr. Weber, Mr. Cayer and Dr. Foster will receive severance benefits pursuant to the terms of their executive employment agreements with the Company, dated July 30, 2014, April 16, 2021 and April 16, 2021, respectively. Dr. Weber continues to serve as a director on the Company’s board of directors (the “Board”). Mr. Cayer continues to serve as Chief Financial and Business Officer and Secretary, was appointed President effective December 15, 2022, and will be paid an hourly rate based on his base salary in effect immediately prior to his termination of employment.

Item 8.01.	Other Events

On December 13, 2022, the Board approved the liquidation and dissolution of the Company pursuant to a Plan of Liquidation and Dissolution (the “Plan”), subject to stockholder approval (the “Dissolution”). The Company intends to seek approval of the Dissolution at a special meeting of stockholders and will file proxy materials with the Securities and Exchange Commission (“SEC”) as soon as practicable. A copy of the Plan is filed herewith as Exhibit 2.1 and incorporated herein by reference.

A copy of the press release issued by the Company on December 19, 2022 announcing, among other things, the Board’s approval of the Dissolution is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information filed with the SEC

This Current Report on Form 8-K is for informational purposes only. It is not a solicitation of a proxy. In connection with the Plan, the Company intends to file with the SEC a preliminary proxy statement and other relevant materials. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF DISSOLUTION. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the Company will make available or mail a copy of the definitive proxy statement to stockholders on the record date when it becomes available. A free copy of the proxy statement, when it becomes available, and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Otonomy, Inc., Investor Relations, 4796 Executive Dr, San Diego, CA 92121 or at https://investors.otonomy.com/. Stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Plan.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Plan. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with the Plan, and any interest they have in the Plan, will be set forth in the definitive proxy statement when it is filed with the SEC. These documents (when they become available) may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Otonomy, Inc., Investor Relations, 4796 Executive Dr, San Diego, CA 92121 or at https://investors.otonomy.com/.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “intends,” “expects,” “estimates,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, among other things, the risks and uncertainties related to completion of the Dissolution on the anticipated terms or at all, unexpected personnel-related termination or other costs, and market conditions. More information about the risks and uncertainties faced by the Company is contained in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2022. The forward-looking statements are based on information available to the Company as of the date hereof. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Item No.	Description

2.1	Plan of Liquidation and Dissolution of Otonomy, Inc.

99.1	Press Release issued by Otonomy, Inc. dated December 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OTONOMY, INC.

Date: December 19, 2022	By:	/s/ Paul E. Cayer
Paul E. Cayer
President and Chief Financial and Business Officer